UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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OPHTHALIX INC.

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OPHTHALIX INC.

10 Bareket St

Petach Tikva, Israel 49170

NOTICE OF 2014 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON MAY 12, 2014

April 11, 2014

Dear Stockholders:

The 2014 Annual Meeting of Stockholders of OphthaliX Inc. (the “Company”) will be held at 1656 Reunion Avenue, Suite 250, South Jordan, Utah 84095, at 8:30 am, local time, on May 12, 2014, for the following purposes:

1.

The election of five directors to serve on the Company’s board of directors until the next annual meeting of stockholders and until their respective successors are duly elected and qualified;

2.

The ratification of the appointment of Kost Forer Gabbay & Kasierer, a member of Ernst & Young Global (“Ernst & Young”) to serve as the Company’s independent registered public accounting firm for its fiscal year ending December 31, 2014; and

3.

Such other business as may properly come before the annual meeting and any adjournment or postponement of the meeting.

The close of business on April 15, 2014 has been fixed by our board of directors as the record date for determining the holders of our common stock entitled to notice of, and to vote at, the annual meeting and any adjournment or postponement thereof.  Each share of common stock is entitled to one vote per share.  For ten days prior to the meeting, a complete list of stockholders entitled to vote at the annual meeting will be available for examination by any stockholder, for any purpose germane to the annual meeting, during ordinary business hours at the principal office of the Company and meeting location, 1656 Reunion Avenue, Suite 250, South Jordan, Utah 84095.

We are not soliciting proxies for this annual meeting.  However, all stockholders are welcome to attend the meeting and vote in person.

By Order of the Board of Directors,

/s/ Ronen Kantor

Ronen Kantor

Secretary

OPHTHALIX INC.

2014 ANNUAL MEETING OF STOCKHOLDERS

APRIL 11, 2014

INFORMATION STATEMENT

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE

REQUESTED NOT TO SEND US A PROXY

This Information Statement contains information related to the Company’s 2014 annual meeting of stockholders to be held at 1656 Reunion Avenue, Suite 250, South Jordan, Utah 84095, at 8:30 am, local time, on May 12, 2014, and at any adjournments or postponements thereof.  The approximate date that this Information Statement, the preceding Notice of Annual Meeting and the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2013, are first being mailed to stockholders is on or about April 24, 2014.  We are making this Information Statement available to our stockholders for use at the annual meeting.  You should review this Information Statement in conjunction with the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2013.

GENERAL INFORMATION

Meeting Information

The annual meeting of stockholders of OphthaliX Inc. (“OPLI,” the “Company,” “we,” “our” or “us”) will be held at 1656 Reunion Avenue, Suite 250, South Jordan, Utah 84095, beginning at 8:30 am, local time, on May 12, 2014.

Who May Vote

You are entitled to vote in person at the annual meeting if you owned shares of our common stock as of the close of business (5:00 p.m.) on April 15, 2014, the record date of the annual meeting (“Record Date”).  On the Record Date, 10,441,251 shares of our common stock were issued and outstanding and held by approximately 16 holders of record.  Holders on the Record Date of our common stock which are (i) held directly in your name as the stockholder of record or (ii) held for you as the beneficial owner through a stockbroker, bank or other nominee, are entitled to one vote per share at the annual meeting.

WE ARE NOT ASKING YOU FOR A PROXY AND

YOU ARE REQUESTED NOT TO SEND US A PROXY

How to Vote

Holders of record may vote in person at the meeting by ballot or grant a proxy to another person to vote in your place.  If your shares are not held of record in your name, you must obtain a proxy from the record holder, usually a broker or other nominee, in order to vote in person at the meeting.

Voting Rights

The holders of outstanding shares of our common stock will vote as a single class.  Each share of common stock will entitle the holder to one vote per share.  On the Record Date we had outstanding 10,441,251 shares of common stock which would permit 10,441,251 votes at the annual meeting.

Quorum

The presence at the annual meeting of the holders of at least 33.33% of all of the shares of the stock entitled to vote at the meeting, present in person or by proxy, outstanding on the record date will constitute a quorum.  Abstentions are counted as present for the purpose of determining the presence of a quorum.  A broker who holds shares in nominee or “street name” for a customer who is the beneficial owner of those shares may be prohibited from voting those shares in person on any proposal to be voted on at the annual meeting without specific instructions from such customer with respect to such proposal.

Votes Needed

Proposal 1: Election of Directors.  The affirmative vote of a plurality of the votes cast at the annual meeting is required for the election of each of the five director nominees.  You may vote “for” or “against” one or more of the director nominees or you may “abstain” as to one or more of the director nominees.  A properly executed ballot marked “abstain” as to the election of one or more of the director nominees will not be counted with respect to the director or directors indicated, although it will be counted for purposes of determining whether there is a quorum.  Stockholders do not have the right to cumulate their votes for directors.

Proposal 2: Ratification of the Appointment of the Independent Registered Public Accounting Firm.  The affirmative vote of a majority of the votes cast at the annual meeting is required to ratify the appointment of Ernst & Young as our independent registered public accounting firm for the fiscal year ending December 31, 2014.  A properly executed ballot marked “abstain” with respect to this proposal will not be counted, although it will be counted for purposes of determining whether there is a quorum.  Abstentions will have the same effect as a vote against this proposal.

As of the Record Date, our directors and executive officers and their affiliates owned and were entitled to vote approximately 8,629,748 shares of our common stock, including 8,563,251 shares owned by our parent company, Can-Fite BioPharma Ltd., which in the aggregate represented approximately 82% of our outstanding common stock on that date.  All of these persons have indicated they and their affiliates will vote their shares in favor of the five director nominees and the other proposal, in which event each of the nominees would be re-elected and the ratification of Ernst & Young would be approved without further shareholder votes.

Appraisal Rights

Under Delaware law, our stockholders would not be entitled to rights of dissent and appraisal with respect to the proposed items to be voted upon.

Other Matters

The board of directors does not know of any other matter that will be presented for your consideration at the meeting other than the two proposals described herein.

PROPOSAL NO. 1:  ELECTION OF DIRECTORS

At the annual meeting, five nominees will be elected as directors.  Our board of directors currently consists of five members, all of whom are standing for re-election at the annual meeting.  The directors elected at the annual meeting will serve until the earlier of (i) the next annual meeting where directors will be appointed, (ii) such director’s successor is elected and qualified, or (iii) until such director’s earlier resignation or removal.

Our board of directors has nominated each of Dr. Pnina Fishman, Dr. Ilan Cohn, Guy Regev, Dr. Roger Kornberg, and Dr. Michael Belkin to stand for re-election at the annual meeting.

When analyzing whether directors and nominees have the experience, qualifications, attributes and skills, individually and taken as a whole, the board of directors focus on the information as summarized in each of the directors’ individual biographies set forth beginning on page 3 in this Information Statement.  The board selected Dr. Fishman to serve as a director because of her extensive scientific track record, biotechnology management expertise, preclinical and clinical trials management capabilities and her deep acquaintance with Can-Fite and its CF101 technology.  The board selected Dr. Cohn to serve as a director because of his expertise in intellectual property and licensing transactions, his business development experience and his deep acquaintance with Can-Fite and its technology.  The board selected Mr. Regev to serve as a director because of his financial background and experience in accounting, financial and general management.  The board selected Dr. Kornberg to serve as a director because of his academic and practical experience in the pharmaceutical industry and his world renown as a leading scientist.  The board selected Dr. Belkin to serve as a director because of his deep medical and entrepreneurial expertise in the ophthalmic field.

These director nominees will be voted upon by the holders of our common stock at the annual meeting.

We expect each of the five director nominees to be able to serve, if elected.  If any nominee is not able to serve, ballots will be counted to determine the election of the remainder of those nominated.

Each director nominee so elected at the annual meeting will hold office until such director’s successor is elected and qualified or until such director’s earlier resignation or removal.

Vote Required and Recommendation of Our Board of Directors

The affirmative vote of a plurality of the votes cast at the annual meeting is required for the election of each of the five director nominees.  You may vote “for” or “against” one or more director nominees or you may “abstain” as to one or more director nominees.  A properly executed ballot marked “abstain” as to the election of one or more director nominees will not be counted with respect to the director or directors indicated, although it will be counted for purposes of determining whether there is a quorum.  Stockholders do not have the right to cumulate their votes for directors.

Our board of directors unanimously recommends that you vote “FOR” the election of each of the director nominees named above.

NOMINEES FOR DIRECTORS AND EXECUTIVE OFFICERS

Current Management

The following table sets forth as of April 11, 2014, the name and age of, and position or positions held by, our executive officers and directors and nominees (all of whom are incumbent directors) to be elected at the annual meeting, and the employment background of these persons:

Name	Age	Position(s)	Director Since	Employment Background
Pnina Fishman, Ph.D.*	65	Chairman of the Board	2011

Pnina Fishman, Ph.D. co-founded Can-Fite BioPharma Ltd., has served as Chief Executive Officer of Can-Fite since September 2005 and is a Can-Fite board member.  She served as our Chief Executive Officer from November 21, 2011, through December 31, 2012.  Dr. Fishman is the scientific founder of Can-Fite and was previously a professor of Life Sciences and headed the Laboratory of Clinical and Tumor Immunology at the Felsenstein Medical Research Institute, Rabin Medical Center, Israel.  Dr. Fishman has authored or co-authored over 150 publications and presented the findings of her research at many major scientific meetings.  Her past managerial experience included seven years as Chief Executive Officer of Mor Research Application, the technology transfer arm of Clalit Health Services, the largest healthcare provider in Israel.  Mor Research Application was also the first clinical research organization in Israel.  She was also involved in the establishment and served on the board of directors of several life sciences technology start-ups.  Dr. Fishman is also a board member of F.D. Consulting Ltd.

Ilan Cohn, Ph.D.*	60	Director	2011

Ilan Cohn, Ph.D. is a patent attorney and senior partner at the patent attorney firm Reinhold Cohn & Partners, where he has been an attorney since 1986.  Dr. Cohn co-founded Can-Fite BioPharma Ltd., served as its Chief Executive Officer until September 2004 and is currently Chairman of the Can-Fite Board of Directors.  Dr. Cohn holds a Ph.D. in biology and is a patent attorney with many years of experience in the biopharmaceutical field.  He has served on the board of directors of a number of life science companies in Israel and in the United States.  He was also involved in the past in management of venture capital funds focused on investments in the life sciences industry.  Dr. Cohn served a number of years as a co-chairman of the Biotech Committee of the US-Israeli Science and Technology Commission.  Dr. Cohn is a Director of I.C.R.C. Management Ltd, a company wholly owned by him.

Guy Regev*	46	Director	2011

Guy Regev is currently the Chief Executive Officer of Gaon Holdings Ltd, a publicly traded Israeli holding company traded on the Tel Aviv Stock exchange and focusing on three areas of operation - Cleantech / Water, Financial services, Retail/Trading. Mr. Regev is currently also the Chief Executive Officer of Middle East Tube Company Ltd a publicly traded Israeli company traded on the Tel Aviv Stock exchange and focusing on steel pipe manufacturing and galvanization services. Mr. Regev is also the Chief Executive Officer of Shaked Global Group Ltd, or Shaked, a privately-held equity investment firm that provides value added capital to environmental-related companies and technologies. Mr. Regev joined Shaked at the beginning of 2008 and will retire from this position on April 2014. Shaked is a major shareholder in Can-Fite and Mr. Regev is a director of Can-Fite. Mr. Regev has also been a director of the Company since November 21, 2011. Prior to joining Shaked, from 2001 to 2008, Mr. Regev was Vice President of Commercial Business at Housing & Construction Holding, or HCH, Israel’s largest infrastructure company. His duties included being responsible for the consolidation and financial recovery of various business units within HCH. Prior to that, Mr. Regev carried several roles within the group including as a Chief Financial Officer and later the Chief Executive Officer of Blue-Green Ltd., the environmental services subsidiary of HCH. Between 1999 and 2001, Mr. Regev was a manager at Deloitte & Touche, Israel. Mr. Regev holds an LLB degree in Law (Israel) and is a licensed lawyer and has been a licensed CPA since 1999. Mr. Regev has over 12 years of experience in accounting, financial management and control and general management of commercial enterprises. Mr. Regev is also a director of The Green Way Ltd, Shtang Construction and Engineering Ltd, R.I.B.E. Consulting & Investment Ltd, Can-Fite BioPharma Ltd, Shaked Group Ltd, Aqua Investments Ltd, Middle East Tube Company Ltd, Middle East Tube – Industries 2001 Ltd, Middle East Tubes – Galvanizing (1994) Ltd, I-Solar Greentech, Plassim Infrastructure Ltd, Plassim Advanced Solutions in Sanitation Ltd, Hakohav Valves Industries Metal (1987) Ltd, Aqua Flowing Infrastructure Control Systems Ltd, Metzerplas Agriculture Cooperative Ltd, B. Gaon Retail & Trading Ltd, Gaon Agro – Rimon Management Services Ltd, B. Gaon Business (2004) Ltd, Gaon Antan Investments Ltd, Or Asaf Investments Ltd, Hamashbir Holdings (1999) Ltd, G.A.L Water Technologies Ltd, I.M.G. Retail Israel Ltd, and Ahava Holdings LTD.

Roger Kornberg, Ph.D.*	68	Director	2012

Dr. Roger D. Kornberg, Ph.D. co-founded Cocrystal Discovery, Inc. in 2008 and serves as its Chief Scientist.  Dr. Kornberg has been a Professor, Department of Structural Biology and Medicine for Stanford University since 1978.  From 1984 to 1992, he served as the Chair of the Department of Structural Biology at Stanford and Professor of Harvard Medical School.  He serves as the Chairman of Scientific Advisory Board at Cocrystal Discovery, Inc.  He serves as a Member of the Board of Directors at Cocrystal Discovery, Inc.  He has been a Director of Protalix BioTherapeutics, Inc. since February 7, 2008 and Teva Pharmaceutical Industries Ltd. Since July 17, 2007.  He serves as a Member of Scientific Advisory Board at Pacific Biosciences, Inc. (alternately Pacific Biosciences of California, Inc.). He has been a Member of Scientific Advisory Board at Epiphany Biosciences, Inc. since February 15, 2007.  He serves as a Member of Scientific Advisory Board at SuperGen Inc. (alternately Astex Pharmaceuticals, Inc.) and BioCancell Therapeutics Ltd.  He serves as a Member of Advisory Board at Deloitte LLP and Deloitte & Touche LLP.  Dr. Kornberg serves as a Member of Scientific Advisory Board at MDRNA, Inc. (alternately MDRNA Research, Inc.), a subsidiary of Nastech Pharmaceutical Company Inc. (alternately Marina Biotech, Inc.).  He is a Member of the U.S. National Academy of Sciences, an honorary member of other academies and professional societies in the United States, Europe, and Japan and a fellow of the American Academy of Arts and Sciences.  He is an author of over 200 published papers.  He was awarded the 2006 Nobel Prize in Chemistry for his seminal studies of the molecular basis of eukaryotic transcription, the biological process by which genetic information from DNA is copied to RNA.  His Nobel Prize-winning work included discovery of Mediator, a protein complex required to facilitate gene transcription, as well the solution of the three-dimensional crystal structure of RNA polymerase II, the most complex protein structure solved to date.  In addition to the Nobel Prize, Dr. Kornberg has been honored for his work with the Eli Lilly Award, the Passano Award, the Ciba-Drew Award, the Gairdner International Award (shared with R. Roeder), the Hoppe-Seyler Lecture Award, the Harvey Prize from the Technion (Israel Institute of Technology), the ASBMB-Merck Award, the Welch Prize in 2001, the Pasarow Award in Cancer Research, the Le Grand Prix Charles-Leopold Mayer in 2002 and the 2005 Alfred P. Sloan Jr. Prize.  He is a recipient of honorary degrees from universities in Europe and Israel, including the Hebrew University, where he is a Visiting Professor.  Dr. Kornberg received a BA Degree from Harvard in 1967 and a Ph.D. in Chemistry from Stanford University in 1972 and did his postdoctoral studies with Aaron Klug and Francis Crick at the Medical Research Council (MRC) Laboratory of Molecular Biology in Cambridge (UK) where he discovered the Nucleosome.

Michael Belkin, Ph.D.*	73	Director	2013

Dr. Michael Belkin is, and has been since 1980, a Professor, and since 2010, a Professor Emeritus, of Ophthalmology at Tel Aviv University in Tel Aviv, Israel, and the Director of the Ophthalmic Technologies Laboratory at the university’s Eye Research Institute at the Sheba Medical Center since 1997.  Since 2006, Dr. Belkin has also served as Senior Consultant of the Eye Research Institute at the Singapore National Eye Institute. He was awarded a master’s degree in natural sciences by Cambridge University, England, and received a doctorate in medicine from the Hebrew University of Jerusalem. Dr. Belkin previously served as Director of Research, Development and Non-Conventional Warfare Medicine in the Israel Defense Forces Medical Corps. He was also the first full-time Director of the Tel Aviv University Eye Research Institute, Chairman of the Tel-Aviv University Department of Ophthalmology and the President of the Israel Society of Eye and Vision Research, of which he was one of the founders. Dr. Belkin is an author of over 250 scientific publications and 20 patents. He is an internationally recognized eye researcher and has received various research awards. His laboratory is dedicated to enabling the transfer of technologies from university-level research to clinical practice by providing expertise and facilities for laboratory, preclinical and clinical studies. He is an entrepreneur and advisor of several ophthalmic companies in the fields of lasers, optics, ophthalmic devices, pharmaceutics and biotechnology. One of his ideas, the ExPRESS miniature glaucoma shunt, is currently used worldwide. Dr. Belkin is an active, long-standing, member of the Association for Research in Vision and Ophthalmology (ARVO), the American Academy of Ophthalmology,, the American Glaucoma Society and many others. He serves as chairman and member of various international and local scientific and professional committees as well as scientific journals’ editorial boards.

Barak Singer	42	Chief Executive Officer	-

Mr. Singer was appointed as our Chief Executive Officer on February 28, 2013, and has more than ten years of experience in investment banking, venture capital, and business development.  He also serves as Vice President of Business Development at Can-Fite BioPharma, Ltd. where he has been working since 2011.  Prior to joining Can-Fite, Mr. Singer was Vice President of Business Development at Xenia Venture Capital, or Xenia, from August 2009 to February 2011.  Before joining Xenia and from 2001 to 2009, Mr. Singer was Managing Director and Co-Head of Investment Banking at Tamir Fishman & Co, the Israeli strategic affiliate of RBC Capital Markets.  During his time at Tamir Fishman, Mr. Singer focused on capital raising and mergers and acquisitions, and led Tamir Fishman investment banking activities in the life science field.  Before joining Tamir Fishman, Mr. Singer was a paralegal at S. Horowitz & Co, a leading Israeli commercial law firm.

Itay Weinstein	43	Chief Financial Officer	-

Mr. Itay Weinstein is a Partner at Shimony C.P.A. and has been employed there since 1999.  He has served as our Chief Financial Officer since November 21, 2011.  Mr. Weinstein is also controller for Can-Fite BioPharma Ltd. and has served as such since 2003.  Prior to that, Mr. Weinstein served as auditor at Oren Horowitz.  Mr. Weinstein holds a B.A. in economics and accounting from the Tel Aviv University, Israel, and has been a licensed CPA since 1999.  Mr. Weinstein is a board member of Uno Management and Consulting Ltd.

* Nominee for re-election at the 2014 annual shareholders meeting.

Directors are elected to hold office until such director’s successor is elected and qualified or until such director’s earlier resignation or removal.  Annual meetings of the stockholders, for the election of directors to succeed those whose terms expire, are to be held at such time each year as designated by the Board of Directors, which date shall be within 13 months of the last annual meeting of stockholders.  Officers of the Company are elected by the Board of Directors, which is required to consider that subject at its first meeting after every annual meeting of stockholders.  Each officer holds his office until his successor is elected and qualified or until his earlier resignation or removal.

There are no family relationships between any director, executive officer, or person nominated or chosen by the Company to become a director.

Director Independence

Our securities are not listed on a national securities exchange or in an inter-dealer quotation system which has requirements that directors be independent.  Therefore, we have adopted the independence standards of the NYSE MKT LLC (formerly known as the American Stock Exchange) to determine the independence of our directors and those directors serving on our committees.  These standards provide that a person will be considered an independent director if he or she is not an officer of the company and is, in the view of the company’s board of directors, free of any relationship that would interfere with the exercise of independent judgment.  Our board of directors has determined that Roger Kornberg and Michael Belkin meet this standard, and therefore, would be considered to be independent.

Legal Proceedings

During the past ten years there have been no events under any bankruptcy act, no criminal proceedings and no judgments, injunctions, orders or decrees material to the evaluation of the ability and integrity of any of our directors or executive officers.

We are not aware of any legal proceedings in which any director, officer or affiliate of our company, any owner of record or beneficially of more than five percent of any class of our voting securities, or any associate of any such director, officer, or affiliate of our company, or security holder is a party adverse to us or our subsidiary or has a material interest adverse to us or our subsidiary.

Code of Ethics

We have not adopted a code of ethics that applies to our officers, directors and employees but plan to do so during the fiscal year ending December 31, 2014.

Meetings and Committees of the Board of Directors

During 2013, the Board of Directors held 12 meetings and acted by unanimous written consent seven times.  Dr. Fishman and Messrs. Cohn and Regev attended at least 75% of the total number of meetings of the board of directors and committees (if any) on which they served that were held during 2013.  Dr. Belkin, who was appointed as a director on July 2, 2013, attended at least 75% of the total meetings of the board of directors and committees, if any, during the portion of 2013 during which he served as a director.  The annual meeting of shareholders was held on May 9, 2013 at which Dr. Fishman was present.

We currently have no committees organized but we plan to organize an audit committee, a compensation committee, and a nominating and corporate governance committee during the fiscal year ending December 31, 2014.  Because of its small size, the Board carries out the duties of the committees. In selecting nominees for directorships, the Board considers a broad range of characteristics related to qualifications, background and diversity of nominees based on our current business needs.  The Board has not adopted written guidelines regarding nominees for director.  There have been no material changes to the procedures by which security holders may recommend nominees to our board of directors.

Board Leadership Structure and Role in Risk Oversight

In accordance with our Bylaws, the Board elects our officers, including our Chief Executive Officer, Chief Financial Officer, and such other officers as the Board may appoint from time to time.  The Board has currently separated the positions of Chairman of the Board and Chief Executive Officer, and Dr. Pnina Fishman currently serves as our Chairman and Barak Singer currently serves as our Chief Executive Officer.  The Board periodically considers whether changes to our overall leadership structure are appropriate.

Our Chairman is responsible for chairing meetings of the Board.  Our Bylaws provide that if our Chairman is unable to preside at meetings of the Board, our Chief Executive Officer, if such officer is a director, shall preside at such meetings.  Our Chairman is also responsible for chairing meetings of shareholders.  In her absence, the Board may appoint another party to chair the shareholders’ meeting.

Risk is inherent with every business, and how well a business manages risk can ultimately determine its success.  We face a number of risks, including strategic risks, enterprise risks, financial risks, regulatory risks, and others.  Management is responsible for the day-to-day management of risks the company faces, while our board of directors, as a whole, has responsibility for the oversight of risk management.  In its risk oversight role, our board of directors has the responsibility to satisfy itself that the risk management processes designed and implemented by management are adequate and functioning as designed.

The Board believes that full and open communication between management and the Board is essential for effective risk management and oversight.  Our Chairman meets regularly with our Chief Executive Officer and Chief Financial Officer to discuss strategy and risks facing our business.  Senior management attends board meetings and is available to address any questions or concerns raised by our board of directors on risk management-related and any other matters.  The Board receives presentations from senior management on strategic matters involving our operations and intends to hold regular strategic planning sessions with senior management to discuss strategies, key challenges, and risks and opportunities for our business.

Communications by Stockholders with Directors

The Company encourages stockholder communications to our board of directors and/or individual directors.  Stockholders who wish to communicate with our board of directors or an individual director should send their communications to the care of Ronen Kantor, Secretary, OphthaliX Inc., 12 Abba Hillel Silver Road, Ramat Gan, Israel 52506.  Mr. Kantor will maintain a log of such communications and will transmit as soon as practicable such communications to the Chairman of the Board or to the identified individual director(s), although communications that are abusive, in bad taste or that present safety or security concerns may be handled differently, as determined by Mr. Kantor.

Director Attendance at Annual Meetings

We will make every effort to schedule our annual meeting of stockholders at a time and date to accommodate attendance by directors taking into account the directors’ schedules.  While all directors are encouraged to attend our annual meeting of stockholders, there is no formal policy as to their attendance at annual meetings of stockholders.

EXECUTIVE COMPENSATION

Executive Compensation

The following table sets forth information concerning the annual compensation awarded to, earned by, or paid to the following named executive officers for all services rendered in all capacities to our company for the years ended December 31, 2013 and 2012.

SUMMARY COMPENSATION TABLE

			Option	All Other
Name and Principal		Salary(1)	Awards(2)	Compensation(3)	Total
Position	Year	($)	($)	($)	($)

Barak Singer(4) Chief Executive Officer	2013 2012	70,000 0	175,000 0	15,000 0	260,000 0

Gil Ben-Menachem(4) Former CEO	2013 2012	68,000 0	4,000 0	9,000 0	81,000 0

(1)

Amounts shown represent base salary earned or paid during the fiscal year pursuant to management service agreements described below.

(2)

Amounts shown represents the fair value recorded as an expenses in the financial statements.

(3)

Amount shown represents social benefits paid in addition to the base salary.

(4)

On February 28, 2013, our Board of Directors approved the termination of Dr. Gil Ben-Menachem as our Chief Executive Officer which followed the termination of his employment on February 25, 2013.  Also on February 28, 2013, the Board appointed Barak Singer as the Chief Executive Officer of the Company.

Executive Employment Agreements

Barak Singer

In connection with Mr. Singer’s appointment as Chief Executive Officer, on February 28, 2013, the Board of Directors approved an amendment dated February 28, 2013 (the “Amendment”) to the existing Employment and Non-Competition Agreement (the “Employment Agreement”) dated February 22, 2011 between Can-Fite and Mr. Singer whereby Mr. Singer will serve as Chief Executive officer of OphthaliX while at the same time continuing to serve as Vice-President of Business Development of Can-Fite.  He devotes approximately 50% of his time to each position and we pay one-half of the costs under the Employment Agreement.  Mr. Singer’s monthly base salary under the Employment Agreement is NIS 45,000 (approximately US$11,782), of which we pay one-half.  He also participates in a pension plan and in a severance plan.  Under the terms of the Employment Agreement he is entitled to 20 days paid vacation and 18 days paid sick leave per year as well as a lease for a vehicle (including maintenance and expense) for his use during the term of the Employment Agreement. We pay one–half of these costs.  The term of the Employment Agreement is for an indefinite period of time; provided, however, that Can-Fite may terminate Mr. Singer’s employment upon 60-days prior written notice, we may terminate Mr. Singer’s service as our Chief Executive Officer upon 60-days prior written notice and Mr. Singer may terminate his service as our Chief Executive Officer upon 60-days prior written notice.

Bonus

During the term of the Employment Agreement, Mr. Singer will be eligible to receive a bonus from us upon our achieving certain milestones including the following: 1) upon successful completion of an equity fundraising of an amount in excess of five million US Dollars (US$5,000,000), Mr. Singer will be entitled to receive a bonus payment equal to his then applicable monthly salary; and 2) upon commencement of the second phase 3 clinical trial in relation to CF101 for the treatment of dry eye syndrome, Mr. Singer will be entitled to receive a bonus payment equal to his then applicable monthly salary.

Option Awards

On April 22, 2013, pursuant to the Employment Agreement, the Board of Directors approved the grant of options to acquire 104,412 shares of common stock of the Company (the “Time Based Options”) in accordance with the terms of the 2012 Stock Incentive Plan, as amended (the “Plan”).  The Time Based Options vest over a period of three years on a quarterly basis over twelve consecutive quarters from the date of commencement of the employment of Mr. Singer with the Company (February 28, 2013).  The exercise price of the Time Based Options is $5.2906.  The Board of Directors also approved the grant of options to acquire 104,412 shares of common stock of the Company in accordance with the Plan to vest upon the achievement of the following milestones by the Company (the "Success Based Options"), as set forth below:

•

34,804 options representing one third of the Success Based Options to vest upon the commencement of the trading of the Company's securities on Nasdaq or NYSE MKT LLC;

•

34,804 options representing one third of the Success Based Options to vest upon the completion of an out-license transaction in relation to any product of the Company; and

•

34,804 options representing the remaining third of the Success Based Options to vest upon the commencement of a phase 3 clinical trial of CF-101 for Glaucoma (and in the unlikely event that the phase 2 trial is unsuccessful, then the Board of Directors will allocate a different milestone).

The exercise price of the Success Based Options $5.2906.

Dr. Gil Ben-Menachem

The Board of Directors approved an Employment Agreement (the “EA”) with Dr. Ben-Menachem which was effective January 1, 2013.  For the first three months of the EA, Dr. Ben-Menachem was to receive monthly compensation of NIS 45,000 (approximately US$11,782) and thereafter he would receive NIS 50,000 (approximately US$13,091).  He also was to participate in a pension plan and in a severance plan.  Under the terms of the EA he was be entitled to 20 days paid vacation and 18 days paid sick leave per year.  We were to lease a vehicle for Dr. Ben-Menachem’s use during the term of the EA and pay for its maintenance and expense.

Bonus

In addition to his base salary, Dr. Ben-Menachem was eligible to receive a success bonus equal to one times his then applicable monthly salary based upon reaching each of the following milestones:

•

Upon completion of equity funding by the Company in excess of US$5,000,000; or

•

Upon commencement of the second phase 3 clinical trial in relation to CF101 for the treatment of dry eye syndrome.

Options

We had also agreed to grant time-based options to Dr. Ben-Menachem equal to 1% of our issued and outstanding share capital.  These options were to vest quarterly over a three-year period and were to be exercisable at a price equal to the stock price of our common stock on the date of grant.  In addition, we had agreed to grant performance based options to Dr. Ben-Menachem in the same amount as the time-based options upon achievement of the following milestones by the Company:

•

One-third upon commencement of trading of the Company’s stock on Nasdaq or NYSE MKT LLC (formerly the American Stock Exchange);

•

One-third upon completion of an out-license transaction in relation to any product of the Company; and

•

One-third upon commencement of a phase 3 clinical trial of the CF-101 for Glaucoma (or other milestone to be determined by the Board if this trial is unsuccessful).

The EA was terminable by either party upon 90-days’ prior written notice, except for termination for cause which would be effective immediately upon notice.   The EA was also terminable upon Dr. Ben-Menachem reaching retirement age under Israeli law or upon his death or disability.

On February 28, 2013, our Board of Directors approved the termination of Dr. Gil Ben-Menachem as our Chief Executive Officer which followed the termination of his employment on February 25, 2013. All of Dr. Ben-Menachem options are no longer valid.

Equity Awards

The following table provides information on stock and option awards held by our named executive officers as of December 31, 2013:

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

Option Awards
		Number of	Number of
		Securities	Securities
		Underlying	Underlying
		Unexercised	Unexercised
		Options	Options	Option
		(#)	(#)	Exercise Price	Option Expiration
Name	Grant Date	Exercisable	Unexercisable	($)	Date
Barak Singer	4/22/13	26,103	182,721(1)	5.2906	4/22/23

(1)

Includes 104,412 “Success-Based” Options and 78,309 “Time-Based” Options.

On February 6, 2012, the Board of Directors and the shareholders adopted the 2012 Stock Incentive Plan (the “Plan”).  The purpose of the Plan is to advance the interests of the Company’s stockholders by enhancing the Company’s ability to attract, retain and motivate persons who are expected to make important contributions to the Company and by providing such persons with equity ownership opportunities and performance-based incentives that are intended to better align the interests of such persons with those of the Company’s stockholders.

There are 1,088,888 shares of common stock authorized for non-statutory and incentive stock options, restricted stock units, and stock grants under the Plan, which are subject to adjustment in the event of stock splits, stock dividends, and other situations.

The Plan is administered by the Board of Directors.  The persons eligible to participate in the plan are as follows: all of the Company’s employees, officers and directors, as well as consultants and advisors to the Company (as such terms consultants and advisors are defined and interpreted for purposes of Form S-8 under the Securities Act of 1933, as amended, or any successor form) are eligible to be granted Awards under the Plan.  Each person who is granted an Award under the Plan is deemed a “Participant.”  “Award” means Options (as defined in Section 5(a)), “Restricted Stock” (as defined in Section 6(a)), “Restricted Stock Units” (as defined in Section 6(a)), “Other Stock-Based Awards” (as defined in Section 7(a)) and “Performance Awards” (as defined in Section 8(a)). follows: (a) employees of our company and any of its subsidiaries; (b) non-employee members of the board or non-employee members of the Board of Directors of any of its subsidiaries; and (c) consultants and other independent advisors who provide services to us or any of our subsidiaries.

The Plan will continue in effect until all of the stock available for grant or issuance has been acquired through exercise of options or grants of shares, or until February 6, 2022, whichever is earlier.  The Plan may also be terminated in the event of certain corporate transactions such as a merger or consolidation or the sale, transfer or other disposition of all or substantially all of our assets.

On January 29, 2013, the Board of Directors conditionally approved the adoption of an annex (the “Annex”) to the Plan.  Approval of the Annex by the Board of Directors was contingent upon the following: 1) 30 days elapsing since approval of the Annex by the Board of Directors, and 2) filing with Israeli income tax authorities (the “Tax Authorities”).  On February 7, 2013, the Annex was filed with the Tax Authorities and on March 8, 2013, the Annex became effective.

The Annex applies only to grantees who are residents of the State of Israel at the date of grant or those who are deemed to be residents of the State of Israel for the payment of tax at the date of grant.  U.S. tax rules and regulations will not apply to any grants to a grantee who is a resident of the State of Israel at the date of grant or those who are deemed to be residents of the State of Israel for the payment of tax at the date of grant.

The purpose of the approval and adoption of the Annex is to harmonize the terms and conditions of the Plan with applicable Israeli law and provide specific provisions regarding optionees who are subject to Section 102(a) of the Israeli Income Tax Ordinance (New Version), 5721-1961 (the “Ordinance”).  The Annex is intended to promote the interests of the Company by providing present and future officers of the Company, other employees of the Company (including directors of Company who are also employees of the Company) and consultants of the Company with an incentive to enter into and continue in the employ of the Company and to acquire a proprietary interest in the long-term success of the Company.  The Company’s Board of Directors shall have the authority to determine additional persons which will be granted rights under the Annex.

Stock Options.  Pursuant to the Annex, the Board of Directors of the Company is authorized to grant stock options to persons subject to the Ordinance.  The Board of Directors of the Company may grant to employees, officers, and directors options under Section 102 of the Ordinance (“102 Options”) and to consultants and other service providers options under Section 3(i) of the Ordinance (“3(i) Options”).  The Board of Directors of the Company may designate 102 Options as “Approved 102 Options,” for which the options and shares upon exercise must be held in trust and granted through a trustee, and as “Unapproved 102 Options,” for which the options and shares upon exercise do not have to be held in trust.  As described further below, the type of option and duration of time the option and shares upon exercise are held in trust will determine the tax consequences to the participant.  Of the Approved 102 Options, the Board of Directors of the Company may grant options as “Work Income Options,” for which the options and shares upon exercise must be held in trust for 12 months from the date of grant, or as “Capital Gain Options,” for which the options and shares upon exercise must be held in trust for 24 months from the date of grant.  If the requirements of the Approved 102 Options are not met, the options are regarded as Unapproved 102 Options.  3(i) Options and the shares upon exercise may be held in trust as well, depending upon the agreement between the Board of Directors of the Company, optionee, and the trustee of the trust.  Approved 102 Options which have been granted as "Capital Gains Options" enable the optionee to pay capital gains tax on such option provided the terms of the grant and Section 102 of the Ordinance have been met whilst all other option grants under the Annex are treated as regular income and are subject to the taxation applicable thereto.  The trustee appointed under the Annex is required to qualify as a trustee under Section 102 of the Ordinance and shall hold any options granted under the Annex in trust for the respective holding periods as designated under the Annex and Section 102 of the Ordinance.  The grant of options under the Annex requires the delivery of a grant notification letter to each optionee in which all the relevant terms and conditions of such grant are set out.  The grant notification letter may include additional matters relating to the vesting of the options, exercise periods, events of termination of employment, etc.  The Annex sets out that for as long as options or shares purchased pursuant to thereto are held by the trustee on behalf of the optionee, all rights of the optionee over the shares are personal, cannot be transferred, assigned, pledged or mortgaged, other than by will or laws of descent and distribution. The Annex shall be governed by and construed and enforced in accordance with the laws of the State of Delaware.

Compensation of Directors

DIRECTOR COMPENSATION

Name	Fees Earned or Paid in Cash ($)		Option Awards(1) ($)		Total ($)
Dr. Pnina Fishman	0		0		0
Dr. Ilan Cohn	0		0		0
Guy Regev	0		0		0
Dr. Roger Kornberg	6,000	(2)	90,000	(3)	96,000
Dr. Michael Belkin	5,500	(2)	55,000	(4)	60,500

(1)

The estimated value of options awarded was determined in accordance with FASB ASC 718; see Note 1 in the footnotes to the Consolidated Financial Statements included in the Form 10-K for the year ended December 31, 2013.  Amounts reported do not reflect amounts actually received by the director.

(2)

In connection with the appointments of Messrs. Kornberg and Belkin, the Company entered into agreements to pay director fees for attendance at meetings of the Board of Directors or any committee of the Board. Messrs. Kornberg and Belkin will each receive US$2,000 for attendance in person at a meeting of the Board, US$750 for attendance by telephone at a meeting of the Board, and US$750 for attendance at each meeting of any committee of the Board.

(3)

On January 26, 2013, the Company granted to Dr. Kornberg ten-year options to purchase 52,222 common shares of the Company at $9.00 per share. The options vest as follows: 4,351 on March 31, 2012 and 4,351 on the last day of each month thereafter so long as he remains a director until fully vested.  The options were granted under the Company’s 2012 Stock Incentive Plan.

(4)

On July 1, 2013, the Company granted to Dr. Belkin ten-year options to purchase 52,222 common shares of the Company at $9.00 per share. The options vest as follows: 4,351 on March 31, 2012 and 4,351 on the last day of each month thereafter so long as he remains a director until fully vested.  The options were granted under the Company’s 2012 Stock Incentive Plan.

We are currently considering the precise composition of our director compensation policy.  We may adopt a policy of paying independent directors an annual retainer, stock options and a fee for attendance at board and committee meetings.  We anticipate reimbursing each director for reasonable travel expenses related to such director’s attendance at board and committee meetings.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information concerning the ownership of our common stock as of April 8, 2014, of (i) each person who is known to us to be the beneficial owner of more than 5 percent of our common stock, without regard to any limitations on conversion or exercise of convertible securities or warrants; (ii) all directors and named executive officers; and (iii) our directors and executive officers as a group.  The table also sets forth certain information concerning the ownership of ordinary shares of Can-Fite BioPharma Ltd., the parent of our Company, as of April 8, 2014, by (i) each of our directors and named executive officers, and (ii) our directors and executive officers as a group.

Name and Address of Beneficial Owner	OphthaliX Common Stock Amount and Nature of Beneficial Ownership(1)	Percent of Class(1)	Can-Fite Ordinary Shares Amount and Nature of Beneficial Ownership(1)	Percent of Class(1)
Pnina Fishman, Ph.D. Chairman of the Board	14,567	*	569,863(2)	2.26%
Ilan Cohn, Ph.D. Director	0	--	231,652(3)	*
Guy Regev Director	56,787(4)	*	53,180(5)	*
Roger Kornberg, Ph.D. Director	39,166(6)	*	0	--
Michael Belkin, Ph.D. Director	13,055(7)	*	0	--
Barak Singer CEO	43,505(8)	1.96%	10,975(9)	*
Dr. Gil Ben-Menachem Former CEO	0	--	0	--
Itay Weinstein CFO	8,703(10)	*	24,000(11)	*
Executive Officers and Directors as a Group (8 Persons)	175,783	3.69%	898,395	3.55%
Can-Fite BioPharma Ltd. 10 Bareket Street Kiryat Matalon P.O. Box 7537 Petah-Tikva 49170 Israel	9,324,899(12)	83.24%	--	--

* Less than 1%

(1)

This table is based upon information supplied by officers, directors and principal stockholders and is believed to be accurate.  Unless otherwise indicated in the footnotes to this table, we believe that each of the stockholders named in this table has sole voting and investment power with respect to the shares indicated as beneficially owned.  Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities.  Shares of common stock subject to options, warrants, or other conversion privileges currently exercisable or convertible, or exercisable or convertible within 60 days of the date of this table, are deemed outstanding for computing the percentage of the person holding such option, warrant, or other convertible instrument but are not deemed outstanding for computing the percentage of any other person.  Where more than one person has a beneficial ownership interest in the same shares, the sharing of beneficial ownership of these shares is designated in the footnotes to this table.  At April 2, 2014, we had 10,441,251 common shares outstanding and Can-Fite had 18,114,765 ordinary shares outstanding.

(2)

Includes (i) 263,433 ordinary shares, (ii) 90,000 registered warrants (Series 9) to purchase 3,600 ordinary shares at an exercise price of NIS 0.85 per warrant and expiring on May 1, 2015, and (iii) 7,570,761 unregistered options to purchase 302,830 ordinary shares, of which 4,890,761 options have an exercise price of NIS 0.50 per option and expire on August 23, 2016 and 2,680,000 options have an exercise price of NIS 0.644 per option and expire on January 13, 2021. All such warrants and options are fully vested.

(3)

Includes (i) 133,567 ordinary shares, (ii) 420,000 registered warrants (Series 9) to purchase 16,800 ordinary shares at an exercise price of NIS 0.85 per warrant and expiring on May 1, 2015, and (iii) 2,032,136 unregistered options to purchase 81,285 ordinary shares at an exercise price of NIS 1.247 per option and expiring on March 20, 2017. All such warrants and options are fully vested.

(4)

Includes 56,787 shares of common stock held in a brokerage account.

(5)

Includes (i) 24,240 ordinary shares, (ii) 36,000 registered warrants (Series 9) to purchase 1,440 ordinary shares at an exercise price of NIS 0.85 per warrant and expiring on May 1, 2015, (iii) 250,000 registered warrants (Series 10) to purchase 10,000 ordinary shares at an exercise price of NIS 0.394 per warrant and expiring on October 31, 2015, (iv) 250,000 registered warrants (Series 11) to purchase 10,000 ordinary shares at an exercise price of NIS 0.392 per warrant and expiring on April 30, 2016, and (v) 187,500 unregistered options are exercisable into 10,000 ordinary shares at an exercise price of NIS 0.60 per option and expire on May 2, 2023.

(6)

Represents 39,166 shares of common stock issuable upon exercise of vested options.

(7)

Represents 13,055 shares of common stock issuable upon exercise of vested options.

(8)

Represents 43,505 shares of common stock issuable upon exercise of vested options.

(9)

Includes 274,375 unregistered options to purchase 10,975 ordinary shares, of which (i) 186,875 have an are exercisable into 7,475 ordinary shares at an exercise price of NIS 0.754 per option and expire on February 21, 2021, (ii) 56,250 are exercisable into 2,250 ordinary shares at an exercise price of NIS 0.385 per option and expire on May 2, 2022 and (iii) 31,250 are exercisable into 4,000 ordinary shares at an exercise price of NIS 0.326 per option and expire on March 20, 2023.

(10)

Represents 8,703 shares of common stock issuable upon exercise of vested options.

(11)

Includes (i) 200,000 registered warrants (Series 10) to purchase 8,000 ordinary shares at an exercise price of NIS 0.394 per warrant and expiring on October 31, 2015, (ii) 400,000 registered warrants (Series 11) to purchase 16,000 ordinary shares at an exercise price of NIS 0.392 per warrant and expiring on April 30, 2016.

(12)

Includes 761,648 shares of common stock issuable to Can-Fite upon the exercise of warrants.  The beneficial owner of Can-Fite holding 5% or more of Can-Fite’s outstanding ordinary shares is Shaked Global 6.8%.

Securities Authorized for Issuance under Equity Compensation Plan

The following table sets forth as of December 31, 2013, certain information with respect to compensation plans (including individual compensation arrangements) under which our common stock is authorized for issuance:

EQUITY COMPENSATION PLAN INFORMATION

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)		Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a) and (b)) (c)
Equity compensation plans approved by security holders	326,324	(1)	$6.252	762,564	(2)
Equity compensation plans not approved by security holders				—
Total	326,324			762,564

(1)

Represents options granted under our 2012 Stock Incentive Plan, as amended

(2)

Represents shares available for future issuance under the 2012 Stock Incentive Plan, as amended.

See above for information regarding the 2012 Stock Incentive Plan, as amended.

Warrants

A total of 1,203,448 warrants were issued in connection with the reverse merger transaction which took place on November 21, 2011. It includes 598,438 warrants with an exercise price of $5.148 and 605,010 warrants with an exercise price of $7.74.

Change of Control

There are no arrangements or understandings, known to us, including any pledge by any person of our securities:

•

The operation of which may at a subsequent date result in a change in control of the Company; or

•

With respect to the election of directors or other matters.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our directors and officers, and persons who own more than 10% of our outstanding Common Stock to file with the Securities and Exchange Commission initial reports of ownership and changes in ownership of our Common Stock.  Such individuals are also required to furnish us with copies of all such ownership reports they file.  The following table identifies each person who, at any time during the fiscal year ended December 31, 2013, was a director, officer, or beneficial owner of more than 10% of our common stock that failed to file on a timely basis reports required by Section 16(a) of the Exchange Act during the most recent fiscal year:

		Number of Transactions Not Reported on a Timely Basis

	Number of Late		Reports Not
Name	Reports		Filed
Dr. Roger Kornberg	1	0	0

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

On June 17, 2013, the Company sold 268,095 Ordinary shares of Can-Fite Biopharma Ltd (“Can-Fite”) on the open market for a total of $510,714.  Can-Fite is quoted on the Tel Aviv Stock Exchange as “CFBI” and is our majority shareholder.  After the sale, we owned 446,827 post-reverse split Ordinary shares of Can-Fite.

On May 9, 2013, we granted options, which were modified on May 29, 2013 as to number and exercise price, to purchase 13,055 shares of our common stock to Itay Weinstein, our Chief Financial Officer. These options have an exercise price of $9.00 per share and expire on May 29, 2023. 50% of these options vested immediately and the remaining will vest over a period of three years on a quarterly basis for 12 consecutive quarters from the date of the grant. Also, on May 9, 2013 (as modified on May 29, 2013), our Board of Directors approved the grant of options, with the same terms as the options granted to Mr. Weinstein, to certain members of our Board of Directors, our Secretary and a director of EyeFite. The option grants to our Secretary and the EyeFite director were made but later rescinded by our Board of Directors on June 13, 2013 and the respective grantees waived any rights in and to such options. The options to be granted to the members of our Board of Directors, which also required the approval of our stockholders, were never granted due to the failure to obtain such stockholder approval.

On November 21, 2011, we completed a transaction (the “Transaction”) with Can-Fite by which it became the principal shareholder through the issuance of 8,000,000 shares of our common stock in exchange for all of the issued and outstanding common stock of Eyefite.  In connection with the Transaction, Eyefite and Can-Fite entered into a License Agreement pursuant to which Can-Fite granted to Eyefite a sole and exclusive worldwide license for the use of CF101, Can-Fite’s therapeutic drug candidate, solely in the field of ophthalmic diseases (“CF101”).  Pursuant to the License Agreement, Eyefite agreed to make royalty and milestone payments, with a minimum annual royalty payment of $25,000 to the NIH.  Eyefite and Can-Fite also entered into a Services Agreement (the “Services Agreement”) under which Can-Fite agreed to manage all activities relating to pre-clinical and clinical studies performed for the development of the ophthalmic indications of CF101.

From the date of the Services Agreement on November 21, 2011, through December 31, 2012, Eyefite paid $1,470,362 to Can-Fite for its services.  Can-Fite has agreed to defer receiving payments owed under the Services Agreement from January 31, 2013 for the performance of clinical trials of CF101 in ophthalmic indications until the completion of a fundraising by the Company and in no event in excess of the available cash of the Company after the fulfillment of its obligations to other creditors at that time. We will pay interest at the rate of 3% per annum from the date of each quarterly invoice issued by Can-Fite until the deferred payment is satisfied. On February 28, 2013, the Board of Directors approved Can-Fite’s offer to defer payments under the Agreement. As December 31, 2013 the deferred payments to Can-Fite totaled $1,473,000. Dr. Fishman, our Chairman, is also the Chief Executive Officer of Can-Fite and Messrs. Cohn and Regev, two of our directors, are also directors of Can-Fite.  Barak Singer, our Chief Executive Officer, is also VP business Development of Can-Fite. Itay Weinstein, our Chief Financial Officer, is also the controller for Can-Fite.

Also in connection with the Transaction, we issued a warrant agreement (the “Warrant”) to Can-Fite by which Can-Fite has the right, at any time from November 21, 2011, until the earlier of (a) the November 21, 2016 and (b) the closing of the acquisition of our Company by another entity, resulting in the exchange of the our outstanding shares such that our stockholders prior to such transaction own, directly or indirectly, less than 50% of the voting power of the surviving entity, to convert its right to an additional fee (equal to 2.5% of any revenues received by the Company for rights to CF101 from third-party sublicenses including upfront payments, developmental or commercial milestones, royalties and any similar payments) under the Services Agreement into 480,022 shares of our common stock (subject to adjustment in certain circumstances).  The per share purchase price for the shares shall be $5.148.  The Warrant may be exercised on either a cash or a cashless basis, provided that if the Warrant is exercised on a cashless basis, the Warrant must be exercised in whole, not in part.

Also in connection with the Transaction, we issued to Can-Fite and each of the other investors in the Transaction, for each four shares of the Company’s common stock purchased in the financing accord as part of the Transaction, nine warrants valid for a period of five years from the closing of the Transaction to acquire two share of the Company for an exercise price of $7.74. Can-Fite owns 281,626 warrants according to this arrangement.

PROPOSAL NO. 2: RATIFICATION OF THE APPOINTMENT OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young audited our consolidated financial statements for the year ended December 31, 2013.  Ernst & Young has served as our independent registered public accounting firm since December 1, 2011, and has audited our consolidated financial statements for the years ended December 31, 2011, 2012, and 2013.  The Board of Directors has appointed Ernst & Young to serve as our independent registered public accounting firm for the year ending December 31, 2014.

While we are not required to submit the appointment of our independent registered public accounting firm to a vote of stockholders for ratification, our board of directors is doing so as a matter of good corporate practice.  If stockholders fail to ratify the appointment, the Board of Directors will reconsider whether to retain Ernst & Young, and may retain that firm or another without re-submitting the matter to our stockholders.   Even if our stockholders ratify the appointment, the Board of Directors may, in its discretion, direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such a change would be advisable and in the best interests of us and our stockholders.

Representatives of Ernst & Young are not expected to be present at the annual meeting.

Vote Required and Recommendation of our Board of Directors

The affirmative vote of the holders of a majority of all shares casting votes at the annual meeting is required to ratify the appointment of Ernst & Young as our independent registered public accounting firm for the year ending December 31, 2014.

Our board of directors unanimously recommends a vote “FOR” this proposal.

SERVICES PROVIDED BY THE INDEPENDENT PUBLIC ACCOUNTANT AND FEES PAID

Audit Fee

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of our annual financial statement and review of financial statements included in our 10-Q reports and services normally provided by the accountant in connection with statutory and regulatory filings or engagements were $55,000 for fiscal year ended 2013 and $55,500 for fiscal year ended 2012.

Audit-Related Fees

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit or review of our financial statements that are not reported above were $0 for fiscal year ended 2013 and $0 for fiscal year ended 2012.

Tax Fees

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $4,000 for fiscal year ended 2013 and $3,000 for fiscal year ended 2012.

All Other Fees

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported above were $14,000 for fiscal year ended 2013 and $0 for fiscal year ended 2012.

We do not have an audit committee currently serving and as a result our board of directors performs the duties of an audit committee.  Our board of directors will evaluate and approve in advance, the scope and cost of the engagement of an auditor before the auditor renders audit and non-audit services.  We do not rely on pre-approval policies and procedures.

ANNUAL REPORT

The Company’s Annual Report on Form 10-K for the year ended December 31, 2013, is being mailed to each shareholder of record on or about April 24, 2014, with this Information Statement.

DEADLINE FOR SUBMISSION OF STOCKHOLDER PROPOSALS

FOR THE 2015 ANNUAL MEETING OF STOCKHOLDERS

Stockholders may present proper proposals for inclusion in the Company’s information statement and for consideration at the next annual meeting of its stockholders by submitting their proposals to the Company in a timely manner.  In order to be considered for inclusion for the 2015 annual stockholders’ meeting, stockholder proposals must have been received by the Company no later than December 31, 2014.

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

No director or executive officer of the Company at any time since the beginning of the last fiscal year, nor any individual nominated to be a director of the Company, nor any associate or affiliate of any of the foregoing, has any material interest, other than elections to office, directly or indirectly, by way of beneficial ownership of securities or otherwise, in any matter to be acted upon at the annual meeting.

SHAREHOLDERS SHARING AN ADDRESS

The Company will deliver only one Information Statement to multiple shareholders sharing an address unless the Company has received contrary instructions from one or more of the shareholders.  The Company undertakes to deliver promptly, upon written or oral request, a separate copy of the Information Statement to a shareholder at a shared address to which a single copy of the information statement is delivered.  A shareholder can notify the Company that the shareholder wishes to receive a separate copy of the Information Statement by contacting the Company at the address or phone number set forth below.  Conversely, if multiple shareholders sharing an address receive multiple Information Statements and wish to receive only one, such shareholders can notify the Company at the address or phone number set forth above.

OTHER MATTERS

Our board of directors does not intend to bring any matters before the annual meeting other than those specifically set forth in the notice of the annual meeting and, as of the date of this information statement, does not know of any matters to be brought before the annual meeting by others.  If any other matters properly come before the annual meeting, or any adjournment or postponement of the annual meeting, it is the intention of the persons named in the accompanying proxy to vote those proxies on such matters in accordance with their best judgment.

WHERE YOU CAN FIND MORE INFORMATION

The Company is subject to the informational requirements of the Exchange Act and files reports and other information with the SEC.  Such reports and other information filed by the Company may be inspected and copied at the SEC’s Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549, as well as in the SEC’s public reference rooms in New York, New York and Chicago, Illinois. Please call the SEC at 1-800-SEC-0330 for further information on the operation of the SEC’s public reference rooms.  The SEC also maintains an Internet site that contains reports, proxy statements and other information about issuers, like us, who file electronically with the SEC.  The address of the SEC’s web site is http://www.sec.gov.